[GRAPHIC OMITTED]                                     NorthWestern Corporation
                                                      d/b/a NorthWestern Energy
                                                      125 S. Dakota Ave.
                                                      Sioux Falls, SD 57104
                                                      www.northwesternenergy.com


News Release                                                        NASDAQ: NWEC
FOR IMMEDIATE RELEASE

Media/Investor Relations Contact:
Roger Schrum
605-978-2848
roger.schrum@northwestern.com


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               NORTHWESTERN FILES FORM S-3 TO REGISTER FOR RESALE
             OF ITS COMMON STOCK AND COMMON STOCK PURCHASE WARRANTS

                       BOARD SETS NEW ANNUAL MEETING DATE

SIOUX FALLS, S.D. - March 20, 2005 - NorthWestern Corporation d/b/a NorthWestern Energy (NASDAQ: NWEC) today reported that it filed a Form S-3 Registration Statement with the Securities and Exchange Commission registering for resale shares of its common stock and common stock purchase warrants owned by certain security holders who may be interested in selling their securities. Pursuant to the Company's effective plan of reorganization, NorthWestern may register its securities for resale as requested by certain security holders.

In a prospectus filed with the registration statement, provisions are being made to allow for:

    o the resale of 12,827,172 shares of NorthWestern common stock owned by certain selling stockholders beneficially and of record, including the resale of shares of NorthWestern common stock issuable upon exercise of warrants outstanding and owned beneficially and of record by the selling stockholders;

    o the resale of 1,550,622 NorthWestern common stock purchase warrants outstanding and owned beneficially and of record by certain selling stockholders;

    o the issuance of shares of NorthWestern common stock upon exercise of the warrants;

    o up to an aggregate of 3,900,000 additional shares of NorthWestern common stock that may be issued in the future to selling stockholders pursuant to the Company's plan of reorganization.

NorthWestern will not receive any of the proceeds from the resale of the common stock or the resale of the warrants. NorthWestern will, however, receive proceeds from the exercise of any warrants.



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NorthWestern Files Form S-3 Registration Statement
March 20, 2005
Page 2


This news release and the prospectus filed with the SEC is not an offer to sell these securities nor is this news release or such prospectus soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

New Annual Meeting Date

The Board of Directors has established July 14, 2005, as the new date for the annual meeting of shareholders. The meeting was previously scheduled for May 19, 2005.

About NorthWestern Energy

NorthWestern Energy is one of the largest providers of electricity and natural gas in the Upper Midwest and Northwest, serving more than 617,000 customers in Montana, South Dakota and Nebraska. More information on NorthWestern Energy is available on the Company's Web site at www.northwesternenergy.com.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

On one or more occasions, we may make statements in this news release regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events. All statements other than statements of historical facts, included or incorporated by reference herein relating to management's current expectations of future financial performance, continued growth, changes in economic conditions or capital markets and changes in customer usage patterns and preferences are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Words or phrases such as "anticipates," "may," "will," "should," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," "will likely result," "will continue" or similar expressions identify forward-looking statements. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed. We caution that while we make such statements in good faith and we believe such statements are based on reasonable assumptions, including without limitation, management's examination of historical operating trends, data contained in records and other data available from third parties, we cannot assure you that our projections will be achieved. Factors that may cause such differences include but are not limited to:


Factors Relating to Our Bankruptcy

    o our ability to obtain and maintain normal terms with vendors and service providers;

    o the potential adverse impact of the Chapter 11 case on our liquidity or results of operations, including our ability to mitigate liquidated claims with respect to the Class 9 reserve such that the allowed claims do not exceed the reserve;

    o   our ability to fund and execute our business plan;


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NorthWestern Files Form S-3 Registration Statement
March 20, 2005
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    o   the potential adverse impact of the Netexit Chapter 11 case on our liquidity;

    o our ability to avoid or mitigate an adverse ruling as to Magten Asset Management Corporation's appeal of the order confirming our plan of reorganization and its appeal of the order approving the memorandum of understanding to settle our securities class action litigation;

    o our ability to avoid or mitigate an adverse judgment against us in that certain lawsuit seeking to recover assets or damages on behalf of Clark Fork and Blackfoot, LLC, one of our subsidiaries which we refer to as CFB, filed by Magten Asset Management Corporation and Law Debenture Trust Company of New York, which we refer to as the QUIPs Litigation;

    o our ability to avoid or mitigate an adverse judgment against us in that pending litigation styled as McGreevey et al v. The Montana Power Company, the shareholder class action lawsuit relating to the disposition of the generating and energy related assets by the entity formerly known as The Montana Power Company, excluding our acquisition of the electric and natural gas transmission and distribution business formerly held by The Montana Power Company entity, together with ERISA litigation regarding The Montana Power Company Employee Stock Ownership Plan and 401(k) plan, which has been settled pending approval by the Bankruptcy Court and the U.S. District Court in Montana where the litigation is pending;

    o our ability to avoid or mitigate an adverse judgment against us in the In Re NorthWestern Securities Litigation and Derivative Litigation relating to the restatement of our 2002 quarterly financial statements and other accounting and financial reporting matters, which has been settled pending approval by the U.S. District Court in South Dakota where the litigation is pending;

    o our ability to avoid or mitigate an adverse judgment against us in existing other shareholder and derivative litigation or any additional litigation and regulatory action, including the formal investigation initiated by the SEC, in connection with the restatement of our 2002 quarterly financial statements and other accounting and financial reporting matters, any of which could have a material adverse effect on our liquidity, results of operations and financial condition;

General Factors

    o unscheduled generation outages, maintenance or repairs which may reduce revenues and increase cost of sales or may require additional capital expenditures or other increased operating costs;

    o unanticipated changes in usage, commodity prices, fuel supply costs or availability due to higher demand, shortages, weather conditions, transportation problems or other developments, in combination with reduced availability of trade credit, may reduce revenues or may increase operating costs, each of which would adversely affect our liquidity;

    o adverse changes in general economic and competitive conditions in our service territories;

    o potential additional adverse federal, state, or local legislation or regulation or adverse determinations by regulators, including the final order of the Montana Public Service


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NorthWestern Files Form S-3 Registration Statement
March 20, 2005
Page 4


        Commission, which we refer to as the MPSC, disallowing the recovery of $10.8 million of natural gas costs we incurred during the 2002-2004 tracker years, which has had and could continue to have a material adverse affect on our liquidity, results of operations and financial condition;

    o   increases in interest rates, which will increase our cost of borrowing;

    o certain other business uncertainties related to the occurrence or threat of natural disasters, war, hostilities and terrorist actions;

    o   our ability to attract, motivate and/or retain key employees; and

    o our ability to improve and maintain an effective internal control structure.


We have attempted to identify, in context, certain of the factors that we believe may cause actual future experience and results to differ materially from our current expectation regarding the relevant matter or subject area. In addition to the items specifically discussed above, our business and results of operations are subject to the uncertainties described under the caption "Risk Factors" which is a part of the disclosure included in Item 7 of our Form 10-K entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."

From time to time, oral or written forward-looking statements are also included in our news releases, reports on Forms 10-K, 10-Q and 8-K, Proxy Statements on
Schedule 14A, and other materials released to the public. Although we believe that at the time made, the expectations reflected in all of these forward-looking statements are and will be reasonable, any or all of the forward-looking statements in this news release, our reports on Forms 10-K, 10-Q and 8-K, our Proxy Statements on Schedule 14A and any other public statements that are made by us may prove to be incorrect. This may occur as a result of inaccurate assumptions or as a consequence of changes in known or unknown risks and uncertainties. Many factors discussed in this news release, certain of which are beyond our control, will be important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from forward-looking statements. In light of these and other uncertainties, you should not regard the inclusion of a forward-looking statement in this news release or other public communications that we might make as a representation by us that our plans and objectives will be achieved, and you should not place undue reliance on such forward-looking statements.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made on related subjects in our subsequent news releases, annual and periodic reports filed with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

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